PLEDGE OF MEMBERSHIP INTERESTS AGREEMENT


     This PLEDGE AGREEMENT is entered into as of September 30, 1997, among (i) ALLBRITTON COMMUNICATIONS COMPANY, a Delaware corporation (the "Pledgor"); (ii) each of the wholly-owned limited liability company subsidiaries of the Pledgor, KTUL LLC, KATV LLC, and WCIV LLC (collectively, the "Subsidiary LLCs" and each an "Subsidiary LLC") party hereto, and (iii) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), as Agent for the Secured Parties (as defined below) (in such capacity, the "Agent").

RECITALS

     WHEREAS, the Pledgor and the Agent are parties to that certain Revolving Credit Agreement, dated as of April 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Pledgor, the financial institutions which are now, or hereafter may become, parties to the Credit Agreement as lenders (the "Banks"), and BankBoston, N.A., as agent for the Banks (the "Agent");

     WHEREAS, the Pledgor, the Banks and the Agent desire to enter into that certain Modification Letter Agreement dated as of September 30, 1997, by and among the Pledgor, the Banks and the Agent (the "Modification Agreement"), which Modification Agreement shall amend the Credit Agreement, and pursuant to which the Banks shall consent to the merger of those certain Subsidiaries (the "Merged Subsidiaries") into the Subsidiary LLCs;

     WHEREAS, the Pledgor has pledged and granted to the Agent, for the benefit of the Agent and the Banks party to the Credit Agreement, a security interest on certain of its assets and stocks of the Merged Subsidiaries pursuant to, among other things, a Pledge Agreement dated as of April 16, 1996, (as amended and in effect from time to time, the "Original Stock Pledge Agreement"); and
WHEREAS, it is a condition precedent to the Banks' entering into the Modification Agreement that the Pledgor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof, pledging the membership interests of each Subsidiary LLC; and WHEREAS, the Pledgor wishes to grant pledges of the membership interest of each of the Subsidiary LLCs in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Accordingly, the parties hereto hereby agree as follows:

     1.  DEFINITIONS

     1.1. Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto, shall, unless the context otherwise requires, have the following meanings:

     "Agent" is defined in the first paragraph of the Recitals hereto.

     "Agreement" means this Pledge Agreement.

     "Banks" is defined in the first paragraph of the Recitals hereto.

     "Credit Agreement" is defined in the first paragraph of the Recitals hereto.

     "Distributions" means all dividends, liquidating dividends, units of Membership Interest resulting from splits, combinations, reclassifications, mergers, consolidations, warrants, options, non-cash dividends and other dividends or distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Units or other units of Membership Interests constituting Pledged Collateral, but shall not mean Dividends.

     "Dividends" means cash dividends, cash distributions, or other property made out of capital surplus, owing or payable to the Pledgor with respect to any Pledged Units.

     "Instrument" means any contract, agreement, indenture, mortgage or other document or writing (whether a formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any security interest or other lien is granted or perfected.

     "Membership Interests" means any units, interests, participation or other equivalents (howsoever designated) of limited liability company membership interests or any options, warrants or other rights to subscribe for, or to purchase, or to convert any Property into, or exchange any property for, any such membership interests, options, warrants or other rights.

     "Merged Subsidiaries" is defined in the second paragraph of the Recitals hereto.

     "Modification Agreement" is defined in the second paragraph of the Recitals hereto.

     "Obligations" is defined in the Credit Agreement.

     "Original Stock Pledge Agreement" is defined in the fourth paragraph of the Recitals hereto.

     "Permitted Dividends" means any Dividends with respect to any Pledged Units made out of capital surplus, to the extent that such Dividends are permitted by the Credit Agreement.

     "Pledged Collateral" is defined in 2.1.

     "Pledged Unit Issuer" means, with respect to the Pledged Units identified on Attachment 1, the Person identified as the issuer of such Pledged Units on Attachment 1, and any other limited liability company becoming a Pledged Unit Issuer hereunder after the date hereof.

     "Pledged Units" means all or substantially all of the units of Membership Interest which are delivered or required to be delivered by the Pledgor to the Agent for the purpose of pledge hereunder.

     "Pledgor" is defined in the introductory paragraph hereto.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     "Secured Parties" means, collectively, the Agent and the Banks.

     "Subsidiary LLC" is defined in the introductory paragraph hereto.

     "U.C.C." means the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts.

     1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including the introductory paragraph and Recitals hereto, that are defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

     1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including the introductory paragraph and Recitals hereto, with such meanings.

     1.4. General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns. References to any Instrument defined in this Agreement refer to such Instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.

     2.  PLEDGE

     2.1. Grant of Security Interest and Pledge. The Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Agent, for the benefit of the Secured Parties, and hereby grants to the Agent, for the benefit of the Secured Parties, a continuing pledge and security interest in and to, all of the following Property of such Pledgor, whether now owned or hereafter acquired or existing (all of such Property being the "Pledged Collateral"):

     (a)  all Pledged Units owned now or hereafter by the Pledgor;

     (b) all Distributions from time to time received by such Pledgor;

     (c) except as provided in 4.3, all of the Pledgor's rights and interests under the limited liability company agreement of each Subsidiary LLC, including all voting and management rights and all rights to grant or withhold consents or approvals;

     (d) all other Property (including Dividends) that may from time to time be delivered or be required to be delivered by such Pledgor to the Agent for the purpose of pledge hereunder; and

     (e)  all products and proceeds of any of the foregoing.

     2.2. Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt payment in full and performance when due of all and each of the Obligations of the Pledgor under the Credit Agreement and the other Loan Documents. In addition, all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

     2.3. Pledge and Delivery of Pledged Collateral. All certificates or instruments representing or evidencing any Pledged Collateral to be delivered on the date hereof or hereafter shall be:

     (a) delivered to and held by or on behalf of the Agent pursuant hereto;

     (b)  in suitable form for transfer by delivery; and

     (c) accompanied by all necessary instruments of transfer or assignment (including, with respect to the Pledged Units, undated powers of assignment), duly executed in blank, all in form and substance satisfactory to the Agent.

The Pledgor shall deliver all of the Pledged Units owned by the Pledgor to the Agent as of the date hereof. From and after the date hereof, the Pledgor shall, immediately upon its receipt thereof, deliver or cause to be delivered to the Agent in pledge hereunder any and all additional units of Membership Interests of any Pledged Unit Issuer, and all other Pledged Collateral (other than Permitted Dividends), issued, distributed or sold to, or purchased or otherwise acquired by, the Pledgor. Upon the formation by the Pledgor of any Subsidiary, the acquisition by the Pledgor of or Investment by the Pledgor in any Person which as a result of such acquisition or Investment becomes a Subsidiary of the Pledgor, or the receipt by the Pledgor of any share of Capital Stock or units of Membership Interest, as applicable, of any Subsidiary of the Pledgor, the Pledgor shall, immediately upon such formation, acquisition, Investment or receipt, deliver or cause to be delivered to the Agent in pledge hereunder any and all shares of Capital Stock or units of Membership Interest, as applicable, of such Subsidiary and all other Pledged Collateral issued, distributed or otherwise delivered to, or acquired by, the Pledgor in respect of or relating to such Capital Stock or Membership Interests, as applicable. Each such Subsidiary shall, immediately upon such formation, acquisition, Investment or receipt, become a Pledged Unit Issuer and a Pledgor for all purposes of this Agreement. The Pledgor shall take all other actions from time to time requested by the Agent to grant to the Agent a first priority, perfected security interest in all of the Pledged Collateral. The Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Units for certificates or instruments of smaller or larger denominations.

     As of the date hereof, the Agent shall deliver to the Pledgor certificates, accompanied by any instruments of transfer, evidencing the pledge of stock by KTUL Television, Inc., KATV Television, Inc., and First Charleston Corp. pursuant to the Original Stock Pledge Agreement.
     2.4. Waiver of Certain Provisions; Approval of Pledge. Each Subsidiary LLC and the Pledgor irrevocably waive any and all provisions of the Certificate of Formation that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien, security interest, or encumbrance on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such lien, security interest or encumbrance, or (b) otherwise conflict with the terms of this Agreement.

     2.5.  Continuing Security Interest; Transfer of Note. This
Agreement has created and shall create a continuing security interest in all of the Pledged Collateral and shall:

     (a) remain in full force and effect until the later of the termination of all of the Commitments or payment in full in cash of each of the Obligations;

     (b) be binding upon the Pledgor, and the successors, transferees and assigns of the Pledgor (provided that no Pledgor may assign any of its obligations hereunder without the prior written consent of the Agent); and

     (c) inure to the benefit of the Secured Parties and their successors, transferees and assigns.

Without limiting the foregoing clause (c), any Secured Party may assign or otherwise transfer (in whole or in part) any Note, Loan or other Obligation held by it to any other Person or entity in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted in this Agreement or otherwise. Upon the later to occur of the termination of all of the Commitments or the payment in full in cash of each of the Obligations, the security interest granted herein by the Pledgor shall terminate and all rights to the Pledged Collateral of the Pledgor shall revert to the Pledgor. Upon any such termination of security interests, the Agent will, at the sole expense of the Pledgor, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing the Pledged Units, together with all other Pledged Collateral held by the Agent hereunder, and will execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     2.5. Security Interest Absolute. All rights of the Agent and the security interests granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

     (a)  any lack of validity or enforceability of the Credit
Agreement, any other Loan Document, or any Instrument relating to any thereof or to any of the Obligations;

     (b) any change in the corporate existence, structure or ownership of the Pledgor or its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or any Property of any such Person or any resulting release or discharge of any Obligation contained in the Credit Agreement or any other Loan Document;

     (c)  the failure of any Secured Party

     (i) to assert any claim or demand or to enforce any right or remedy against the Pledgor, any other Pledgor or any other Person under the provisions of the Credit Agreement or any other Loan Document or any other Instrument relating to any thereof or under any applicable law, or

     (ii) to exercise any right or remedy against any Pledged
Collateral;

     (d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other compromise, renewal, extension, acceleration or release with respect thereto or with respect to the Pledged Collateral, or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from, the Credit Agreement or any other Loan Document or any other Instrument relating to any thereof;

     (e) any increase, reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations (and the Pledgor hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

     (f) any sale, exchange, release or non-perfection of any Pledged Collateral, or any release of or amendment to or waiver of or consent to departure from any guaranty or collateral held by the Agent or any other Secured Party securing or guaranteeing all or any of the Obligations;

     (g) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Pledgor against any other Pledgor or against any Secured Party; or

     (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, the Pledgor.

     3.  REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties. The Pledgor hereby represents and warrants to Agent, for the benefit of each of the Secured Parties, as follows:
(a) Each of the Subsidiary LLCs is duly organized, validly existing, and in good standing under the laws of the State of Delaware and all other jurisdictions where each of the Subsidiary LLCs does business; the Certificate of Formation are in full force and effect; the Pledgor is a duly constituted member of each of the Subsidiary LLCs pursuant to the Certificate of Formation; and the Pledged Units of Membership Interest are validly issued, non-assessable and, except as set forth in 3.1(g) hereof, fully paid membership interests in each of the Subsidiary LLCs.

     (b) No authorization, approval or other action by any governmental authority or any member or creditor has been or will be required either:

     (i) for the pledge by the Pledgor of any Pledged Collateral required to be pledged by the Pledgor under the terms of this Agreement, for the execution, delivery or performance of this Agreement by the Pledgor, or for the validity or enforceability of any such pledge or this Agreement;

     (ii) subject to 7.11, for the exercise by the Agent of the voting or other rights provided for in this Agreement; or
(iii) except as may be required in connection with any disposition of Pledged Units by applicable laws affecting the offering and sale of securities generally, and subject to 7.11, for the exercise by the Agent of any of the remedies in respect of the Pledged Collateral purported to be pledged by the Pledgor pursuant to this Agreement.
(c) The execution, delivery, and performance of this Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary proceedings on behalf of the Pledgor,
(ii) do not conflict with or result in any breach or contravention of any applicable law, regulation, judicial order or decree to which the Pledgor is subject, (iii) do not violate, conflict with, constitute a default or event of default under, or result in any rights to accelerate or modify any obligations under any agreement, instrument, lease, mortgage or indenture to which the Pledgor is party or subject, or to which any of its assets are subject.
(d) This Agreement has been duly executed and delivered by the Pledgor and is the legal, valid, and binding obligation of the Pledgor enforceable against the Pledgor in accordance with the terms hereof except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any case or proceeding therefor may be brought.
(e) The Pledgor is the sole, direct, legal and beneficial owner of all of the Pledged Units of Membership Interests pledged by the Subsidiary LLCs hereunder, which Pledged Units of Membership Interests constitutes one hundred percent (100%) of the Membership Interest in each of the Subsidiary LLCs, and the Pledgor has good and marketable title thereto, free and clear of any lien, security interest, mortgage or other encumbrance, other than the liens and security interest granted to the Agent hereunder, and the liens and security interests hereunder constitute valid and perfected first priority liens and security interests.
(f)  KATV LLC's principal place of business is 401 South Main
St., Little Rock, AK 72201, and the place where its records concerning the Pledged Collateral are kept is located at ______________. KTUL LLC's principal place of business is at Lookout Mountain, Tulsa, OK 74107, and the place where its records concerning the Pledged Collateral are kept is ____________________________. WCIV LLC's principal place of business is 888 AllBritton Blvd., Mount Pleasant, SC 29464, and the place where their records concerning the Pledged Collateral are kept is located at ______________.
(g) The Pledgor has no obligation to make any contribution, capital call or other payment to each of the Subsidiary LLCs with respect to the Pledged Units of Membership Interests.
(h) The copy of the Certificate of Formation of each of the Subsidiary LLCs attached hereto as Exhibit A is a true, correct, and complete copy thereof, and the Certificate of Formation has not been amended or modified in any respect, except for such amendments or modifications as are attached to the copy thereof delivered to the Agent.
4  COVENANTS.

     4.1. Affirmative Covenants of the Pledgor. The Pledgor covenants and agrees with the Agent, for the benefit of each of the Secured Parties, and warrants that, until the later of the termination of all the Commitments or the payment in full in cash of each of the Obligations, the Pledgor will:

          4.1.1. Defend the right and title herein granted unto the Agent in and to the Pledged Collateral purported to be pledged by the Pledgor hereunder (and all right, title and interest represented or evidenced by such Pledged Collateral) against the claims and demands of any other Person; promptly execute and deliver all further Instruments and other assurances, and take, or cause to be taken, all further action, at the expense of the Pledgor, that may be necessary or desirable, or that the Agent may request, in order to perfect or protect any security interest purported to be granted by the Pledgor under this Agreement or to enable the Agent to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral purported to be pledged by the Pledgor hereunder; and furnish to the Agent all such financing statements, certificates, legal opinions and other documents, and obtain all such authorizations and approvals as the Agent may request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Agent under this Agreement.

          4.1.2. From time to time upon the request of the Agent, (a) promptly deliver to the Agent such powers of assignment, Instruments and similar documents, satisfactory in form and substance to the Agent, with respect to the Pledged Collateral purported to be pledged by the Pledgor hereunder as the Agent may request, and (b) during the continuance of any Event of Default, promptly transfer any Pledged Units or other units of Membership Interests constituting any such Pledged Collateral into the name of any nominee designated by the Agent.

          4.1.3. Keep pledged to the Agent pursuant hereto all Pledged Units and all other units of Membership Interests constituting Pledged Collateral, and all other Pledged Collateral required to be pledged by the Pledgor hereunder.

          4.1.4. Deliver (properly endorsed where required hereby or requested by the Agent) to the Agent:

     (a) promptly upon receipt thereof by the Pledgor, all Dividends (other than Permitted Dividends), Distributions and other cash payments and other proceeds received by the Pledgor in respect of the Pledged Collateral purported to be pledged by the Pledgor hereunder, all of which shall be held by the Agent as additional Pledged Collateral for use in accordance with 6.2; and

     (b) if any Event of Default is continuing, promptly upon request of the Agent, such proxies and other documents as may be necessary to allow the Agent to exercise the voting power with respect to any share of Capital Stock (including Pledged Units) constituting Pledged
Collateral purported to be pledged by the Pledgor hereunder.

All (i) Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by the Pledgor, but which is then required to be delivered to the Agent and (ii) additional Pledged Units received by the Pledgor, shall, in each case, until delivery to the Agent, be held by the Pledgor holding or receiving such Pledged Collateral separate and apart from its other Property in trust for the Agent.
     4.1.5. The Pledgor will comply with all laws, regulations, judicial orders or decrees applicable to the Pledged Collateral or any portion thereof, and perform and observe its duties under the Certificate of Formation or other governing documents with respect to the Pledged Units of Membership Interest.
     4.1.6.  The Pledgor will cause each of the Subsidiary LLCs to
(i) keep and maintain at its own cost and expense at its principal place of business or the location where Pledged Collateral is to be kept, as indicated in Section 3.1(f), satisfactory and complete records of the Pledged Collateral including a record of all payments received and all other dealings of a material nature with the Pledged Collateral, and (ii) mark its books and records pertaining to the Pledged Collateral to evidence this Agreement and the liens and security interests granted hereby.
     4.1.7. The Pledgor will pay promptly when due any taxes, assessments, and governmental charges or levies imposed upon the Pledged Collateral or in respect of its income or profits therefrom, as well as all claims of any kind except that no such charge need be paid if (i) the validity thereof is being diligently contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of the sale, forfeiture, or loss of any of the Pledged Collateral or any interest therein; and (iii) such charge is adequately reserved against in a manner acceptable to the Agent.
     4.1.8. The Pledgor shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect the legal existence of each of the Subsidiary LLCs, the power and authority of each of the Subsidiary LLCs to own its property and carry on its business, the qualification of and each of the Subsidiary LLCs to do business in its jurisdiction of organization, and the qualification of each of the Subsidiary LLCs to do business in each other jurisdiction where such qualification is necessary except where the failure so to qualify would not have a material adverse effect on the rights and interests of the Agent hereunder.

     4.2. No Other Liens. Except for any transfers of assets from any of the Subsidiary LLCs to the Pledgor or among the Subsidiary LLCs, the Pledgor agrees with the Agent, for the benefit of each of the Secured Parties, and warrants that, until the later of the termination of all of the Commitments or the payment in full in cash of each of the Obligations, the Pledgor will not sell, assign, transfer, pledge, hypothecate or otherwise encumber any of the Pledged Collateral (except in favor of the Agent pursuant to the terms hereof).

     4.3. Dividends and Voting Rights Other Than Following an Event of Default. The Agent agrees with the Pledgor as follows:

     (a) unless an Event of Default is continuing and the Agent has delivered to the Borrower a notice referring to this 4.3 and the exercise of rights hereunder (a "4.3 Notice"), the Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner that would not impair the Pledged Collateral and that would not be inconsistent with the terms of this Agreement, the Credit Agreement or any other Loan Document, the voting power and all other incidental rights of ownership with respect to the Pledged Units or other units of Membership Interest constituting Pledged Collateral pledged by the Pledgor hereunder; and

     (b)  the Pledgor shall be entitled to receive all Permitted
Dividends on the Pledged Units pledged by the Pledgor hereunder.

The Agent agrees that, unless an Event of Default is continuing and the Agent shall have delivered a 4.3 Notice, the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor to allow the Pledgor to exercise the rights described in clause (a).

     5.  THE AGENT

     5.1. Agent Appointed Attorney-in Fact. The Pledgor hereby irrevocably appoints the Agent, and any officer or agent thereof, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any and all action and to execute any Instrument or other assurance which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) if an Event of Default is continuing, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral pledged by the Pledgor hereunder;

     (b)  to receive, endorse and collect any drafts or other
Instruments in connection with clause (a);

     (c) to execute and do all such assurances, acts and things which the Pledgor ought to do under the covenants and provisions of this Agreement;

     (d) to take any and all actions as the Agent may, in its sole and absolute discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Agent under this Agreement; and

     (e) generally, in the name of the Pledgor or in the name of the Agent to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Agent pursuant to this Agreement.

The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever the Agent shall do or purport to do in the exercise of the power of attorney granted to the Agent pursuant to this 5.1, which power of attorney, being given for security, is irrevocable.

     5.2. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except as provided in 5.1 and except for accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral except as otherwise required by the U.C.C.

     5.3. Reasonable Care. The Agent will exercise reasonable care in the custody and preservation of the Pledged Collateral in its possession; provided, however, that the Agent shall be deemed to have exercised reasonable care in the custody and preservation of such Pledged
Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than during the continuance of an Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

     6.  REMEDIES

     6.1.  Actions upon Event of Default.

     (a) In addition to its rights and remedies provided hereunder, whenever any Event of Default is continuing, the Agent shall have all rights and remedies of a secured party upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Pledged Collateral) or other applicable law, and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sales, at any one of the Agent's offices or elsewhere, for cash or credit or for future delivery, without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Without limitation of the above, the Agent may, whenever any Event of Default is continuing, without prior notice to the Pledgor, take all or any of the following actions:

     (i) vote any or all of the Pledged Units (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, give all consents, waivers and ratifications in respect of the Pledged Units, and otherwise act with respect thereto as though it were the outright owner thereof;

     (ii) transfer all or any part of the Pledged Collateral into the name of the Agent or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien hereunder;

     (iii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

     (iv) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Pledged Collateral pledged by the Pledgor hereunder;

     (v)  take control of any products or proceeds of the Pledged
Collateral;

     (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral; and

     (vii) generally, do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this paragraph (a) and which the Agent may or can do lawfully and to use the name of the Pledgor for such purposes and in any proceedings arising therefrom.

     (b) If the Agent shall determine to exercise its right to sell any or all of the Pledged Units pursuant to this 6.1, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Pledged Units, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor agrees to cause the Pledged Unit Issuer to execute and deliver, and cause the directors and officers of the Pledged Unit Issuer to execute and deliver, without any cost or expense to any of the Secured Parties, all such Instruments, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Pledged Units under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. The Pledgor agrees to cause such Pledged Unit Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of 11(a) of the Securities Act.

     (c) The Pledgor recognizes that the Agent may be unable to effect a public sale of the Pledged Units by reason of certain prohibitions contained in the Securities Act, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Units for the period of time necessary to permit the applicable Pledged Unit Issuer to register such Pledged Units for public sale under the Securities Act, or other Applicable Laws, even if such Pledged Unit Issuer would agree to do so.

     (d) So long as an Event of Default is continuing, the Pledgor shall, upon the request of the Agent, take or cause to be taken (or, if the Pledgor does not have the legal right to take such action or cause such action to be taken, the Pledgor will use its best efforts to cause such action to be taken), in good faith and promptly, and without any cost or expense to any of the Secured Parties, all such action as may be necessary or desirable, as soon as reasonably practicable, to sell or to effect the sale of the Pledged Units of any Pledged Unit Issuer pledged by the Pledgor hereunder. Such action shall include but shall not be limited to the following:

     (i) the Pledgor shall prepare and deliver to the Agent as soon as practicable, but in any event not later than thirty (30) days after request by the Agent, a written plan for the sale or other disposition of such Pledged Units, which plan shall be reasonably satisfactory in form and substance to the Majority Banks;

     (ii) the Pledgor shall and shall cause any Pledged Unit Issuer to retain such investment banking firms, accountants, appraisers and other consultants who are reasonably acceptable to the Majority Banks to make recommendations with respect to and to assist in such sale, and the Pledgor shall cause such investment banking firms, accountants, appraisers and other consultants to furnish the Agent with all such financial reports, appraisals, opinions and other documents which the Agent shall reasonably request; and

     (iii) if (and on each occasion that) the Pledgor or any Pledged Unit Issuer shall receive from any Person an offer to purchase any such Pledged Units, the Pledgor shall and shall cause the applicable Pledged Unit Issuer to furnish or cause to be furnished to the Agent a written notice setting forth the full particulars thereof, including (A) the name and address of such Person, and (B) the terms of such offer to purchase.

Each purchaser of any of the Pledged Units, and the agreement entered into by such purchaser in connection with such purchase and sale, shall be subject to the prior written agreement, consent or approval of the Majority Banks. The Pledgor shall and shall cause each of its Subsidiaries to deliver forthwith to the Agent in the form received, except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Agent, any payment received by the Pledgor or any of its Subsidiaries on account of any such purchase and sale of any such Pledged Units. Until so delivered, each such payment shall be held in trust for the Agent and shall not be commingled with any other funds of the Pledgor or any of its Subsidiaries.

     (e) The Agent may buy any part or all of the Pledged Collateral at any public sale and if any part or all of the Pledged Collateral is of a type customarily sold in a recognized market, or is of the type which is the subject of widely distributed price standard price quotations, the Agent may buy at private sale, and may make payments thereof by any means.

     6.2. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Agent in the following order:

     (a) first, to the Secured Parties, on account of the payment of, or the reimbursement of any Secured Party for, all costs and expenses incurred or sustained by any Secured Party that are required by the terms of this Agreement, the Credit Agreement or any other Loan Document to be paid or reimbursed by the Pledgor; and

     (b) second, to the Secured Parties, pro rata, on account of all other Obligations due and payable to such Secured Parties.

Any surplus of such cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Pledgor entitled thereto or to whomsoever else may be lawfully entitled to receive such surplus. The Pledgor shall remain liable for any deficiency.

     6.3. Indemnity and Expenses. The Pledgor hereby agrees to indemnify and hold harmless each Secured Party, and the shareholders, officers, directors, employees, agents, Subsidiaries and Affiliates of each Secured Party, from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including the enforcement thereof), except for any portion of such claims, losses or liabilities which a court of competent jurisdiction has found, in a final, nonappealable order, resulted solely by reason of such Secured Party's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Agent may incur in connection with:

     (a) the administration of this Agreement or any Instrument relating hereto;

     (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral pledged by the Pledgor hereunder;

     (c) the exercise or enforcement against such Company of any of the rights of the Agent hereunder;

     (d) the failure by the Pledgor to perform or observe any of the provisions hereof; or

     (e) the advancing of any funds in connection with actions taken pursuant to 7.3.

     6.4. No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Agent of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Agent, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by applicable law.

     6.5. Marshalling. Neither the Agent nor any Secured Party shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Pledged Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and the Agent or any Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any applicable law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other Instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.


     7.  MISCELLANEOUS PROVISIONS

     7.1. Security Document, etc. For all purposes of the Credit Agreement, this Agreement is a "Security Document" and a "Loan Document" executed and delivered pursuant to the Credit Agreement.

     7.2. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor hereto shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     7.3. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during the continuance of any Default or Event of Default), and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interests therein.

     7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to the Pledgor, addressed or delivered to it at the address set forth below the signature of the Pledgor hereto, and if to the Agent, addressed or delivered to it at the address set forth in Schedule 1.1 to the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. Any such notices and other communications, if mailed and properly addressed with postage prepaid or transmitted by facsimile transmission, shall be deemed given when received.

     7.5. Subordination of Subrogation Rights. The rights which any of the Subsidiary LLCs shall acquire against the Pledgor in the nature of subrogation, indemnity or contribution rights, as a consequence of making any payments to the Agent under this Agreement, or as a consequence of the sale of any of the Pledged Collateral by the Agent pursuant to this Agreement, are, in this 7.5, collectively called the "Subrogation Rights." In the event of any bankruptcy or insolvency proceeding involving the Pledgor or any Property of the Pledgor, if all of the Obligations have not been paid in full in cash at the time, the Agent is hereby irrevocably authorized by the Pledgor at any such proceeding:

     (a) to enforce all of the Subrogation Rights of the Pledgor, either in the name of the Agent or in the name of the Pledgor, by proof of debt, proof of claim, suit or otherwise;

     (b) to collect any Property of the Pledgor distributed or applied by way of dividend or payment on account of such Subrogation Rights, and to apply the same, or the proceeds of any realization thereof, towards the payment of the Obligations until all of the Obligations have been paid in full in cash; and

     (c) to vote claims arising under or in respect of all such Subrogation Rights.

Except as and to the extent otherwise expressly contemplated and permitted by the foregoing provisions of this 7.5, so long as any Obligations remain unpaid, no Pledgor shall take any action of any kind to enforce any of its Subrogation Rights, and no Pledgor shall receive or accept from any Person or Persons any payments or other distributions in respect of any of its Subrogation Rights. Should any payment or distribution on account of any of the Subrogation Rights be received by the Pledgor, such payment or distribution shall be delivered by the Pledgor forthwith to the Agent for the benefit of the Secured Parties in the form received by the Pledgor, except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Agent. Until so delivered, each such payment shall be held by the Pledgor in trust for the benefit of the Secured Parties and shall not be commingled with any other funds of the Pledgor.

     7.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.7. Governing Law. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH
STATE.

     7.8.  Consent to Jurisdiction.  EACH PLEDGOR BY ITS EXECUTION HEREOF
(A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND TO THE
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO
ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PLEDGOR HEREBY CONSENTS TO SERVICE
OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY CHAPTER
223A OF THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AND
AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED IN OR PURSUANT TO 7.4 IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE.

     7.9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     7.10. Waiver Of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE AGENT AND EACH PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE AGENT OR THE PLEDGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS 7.10 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE AGENT AND THE OTHER SECURED PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE AGENT, THE OTHER SECURED PARTIES OR THE PLEDGOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS 7.10 WITH ANY COURT AS
WRITTEN EVIDENCE OF THE CONSENT OF THE AGENT AND THE PLEDGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     7.11. Compliance with Communications Act. Anything in this Agreement to the contrary notwithstanding, the Agent shall not take any action hereunder in violation of the Communications Act, and shall not vote any of the Pledged Units, and no sale of the Pledged Collateral or transfer thereof to the Agent or to the Agent's nominees shall be made without such (if any) approval of the FCC as may be required by the Communications Act. Neither the Agent nor any other Person other than the duly licensed Pledgor shall operate or otherwise exercise any control over the Station licensed to the Pledgor without first having received such prior approval of the FCC as shall then be required. In the event any such approval shall be required, the Pledgor absolutely and unconditionally agrees to execute upon the request of the Agent, and absolutely and unconditionally agrees to use its best efforts, upon the request of the Agent, to cause the execution of, all such applications and other instruments as may be necessary to obtain promptly such approval.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              ALLBRITTON COMMUNICATIONS
                          COMPANY

                              By /S/ Henry D. Morneault
                              ---------------------------------
                                 Title: Chief Financial Officer

                              Address:  808 17th Street, NW
                                        Suite 300
                                        Washington, D.C. 20006


                              Telecopy No.:  (202) 822-6749
                              Attention:     Henry D. Morneault


                              BANKBOSTON, N.A., as Agent


                              By /S/ David B. Herter
                              ---------------------------------
                                 Title: Managing Director

                              Address:  100 Federal Street
                                        Boston, MA 02110

                              Telecopy No.:  (617) 434-3401
                              Attention:     Lisa Gallagher

                              KATV LLC

                              By /S/ Stephen P. Gibson
                              ---------------------------------
                                 Title: Vice President


                              KTUL LLC

                              By  /S/ Stephen P. Gibson
                              ---------------------------------
                                 Title: Vice President


                              WCIV LLC

                              By  /S/ Stephen P. Gibson
                              ---------------------------------
                                 Title: Vice President

                            ATTACHMENT 1
                    (to the Pledge Agreement)


                 Pledged Units of Membership Interests



Pledgor          Pledged      Outstanding     Outstanding     Outstanding
                 Units        Units           Units           Certificate
                 Issuer                       Pledged         Number(s)



Allbritton       KATV LLC                     100%
Communicat
ions Co.


Allbritton       KTUL LLC                     100%
Communicat
ions Co.


Allbritton       WCIV LLC                     100%
Communicat
ions Co.